Exhibit 99.1

News Release

CONTACTS:
Magma Design Automation Inc.:
Gregory C. Walker	Milan G. Lazich
Chief Financial Officer	Vice President, Corporate Marketing
(408) 565-7500	(408) 565-7706
gwalker@magma-da.com	milan.lazich@magma-da.com

MAGMA REPORTS RECORD REVENUE FOR THIRD QUARTER

Increases 66 percent over Year-Ago Period

SANTA CLARA, Calif., January 29, 2004 — Magma Design Automation Inc. (Nasdaq: LAVA), a provider of chip design solutions, today announced financial results that included record revenue and profitability for the quarter ended December 31, 2003, the third quarter of Magma’s 2004 fiscal year.

Magma reported record revenue of $31.1 million for the quarter, compared to $18.7 million for the quarter ended December 31, 2002, an increase of 66 percent. In accordance with generally accepted accounting principles (GAAP), Magma reported net income attributed to common shareholders of $3.8 million, or $0.09 per share (diluted), for the quarter, compared to a net loss attributed to common shareholders of ($0.3) million, or ($0.01) per share (diluted), for the quarter ended December 31, 2002.

Magma reported pro forma net income for the third quarter of fiscal 2004 of $6.9 million, or $0.16 per share (diluted), compared to pro forma net income of $2.0 million, or $0.06 per share (diluted), for the third quarter of fiscal 2003. Pro forma net income for the third quarter of fiscal 2004 is adjusted to exclude the effects of amortization of developed technology, amortization of intangibles, in-process research and development, consolidation of an equity investment, amortization of deferred stock compensation and charges associated with an impairment of equity investments. Pro forma net income for the third quarter of fiscal 2003 is adjusted to exclude the effects of amortization of developed technology, restructuring charges and amortization of deferred stock-based compensation. A reconciliation of the pro forma to GAAP results is included in this press release.

For the nine-month period ended December 31, 2003, Magma reported revenue of $79.7 million, compared to $54.6 million for the nine-month period ended December 31, 2002, an increase of 46 percent.

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Magma Reports Record Revenue for Third Quarter	Page 2

In accordance with GAAP, Magma reported net income attributed to common shareholders of $7.2 million, or $0.18 per share (diluted), for the recently completed nine-month period, compared to net income attributed to common shareholders of $0.4 million, or $0.01 per share (diluted), for the nine-month period ended December 31, 2002. Magma reported pro forma net income of $18.1 million, or $0.44 per share (diluted), for the nine-month period ended December 31, 2003. This compares to pro forma net income of $5.4 million, or $0.17 per share (diluted), for the nine-month period ended December 31, 2002. Magma provides pro forma data as a useful means for understanding the company’s operating results and ongoing business trends. Pro forma data is not in accordance with, or an alternative for, GAAP and may be materially different from pro forma measures used by other companies. Pro forma net income for the nine-month period of fiscal 2004 is adjusted to exclude the effects of amortization of developed technology, amortization of intangibles, in-process research and development, consolidation of an equity investment, amortization of deferred stock compensation and charges associated with an impairment of equity investments. Pro forma net income for the nine-month period of fiscal 2003 is adjusted to exclude the effects of amortization of developed technology, restructuring charges and amortization of stock-based compensation. A reconciliation of the pro forma to GAAP results is included in this press release.

“We had another strong quarter of financial results, reflecting the advances we’re making in the market,” said Rajeev Madhavan, chairman and CEO of Magma. “Blast Create was used with great success by more of our customers who experienced real economic benefit by using our integrated design flow. We added 21 new customers, the fifth consecutive quarter we’ve added 10 or more. And with the December quarter’s results we passed $100 million in revenue for the calendar year, an achievement only a few EDA companies have ever reached. All in all, we continue to execute our plans and reach our targets.”

Guidance & Business Outlook

Magma’s financial performance in the third quarter was within or exceeded all target ranges established in the guidance provided during Magma’s October conference call. For Magma’s fiscal 2004 fourth quarter, ending March 31, 2004, the company expects total revenue in the range of $32.0 million to $34.0 million, and pro forma EPS in the range of $0.15 to $0.19. Pro forma EPS for the fourth quarter of fiscal 2004 excludes the effects of amortization of intangibles, amortization of capitalized developed technology, amortization of deferred stock compensation, and impairment (write-down) of equity investments. A schedule showing a reconciliation of the business outlook for pro forma to GAAP EPS is included in this announcement.

Consistent with company practice of providing financial guidance at the time of each quarterly earnings announcement, Chief Financial Officer Greg Walker will provide and discuss Magma’s guidance during a live conference call at 2 p.m. Pacific Standard Time today. More detailed information on the company’s guidance is available in the Investor Relations section of Magma’s website at http://investor.magma-da.com/home.cfm.

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Magma Reports Record Revenue for Third Quarter	Page 3

The financial guidance targets set forth in this press release represent the company’s expectations only as of the date of this release and should not be viewed as a statement about Magma’s expectations after this date. Although this information will remain available on Magma’s website for reference purposes, its continued availability does not indicate that the company is reaffirming or confirming its continued validity. By publishing this guidance, Magma has not assumed any obligation to update this information on any date after its publication today.

Conference Call

Magma will discuss the financial results for the recently completed quarter, including guidance going forward, during a live webcast and earnings call today at 2 p.m. Pacific Standard Time (5 p.m. Eastern Standard Time). The call will be available live by both webcast and conference call. To listen live via webcast, visit the Investor Relations section of Magma’s website at http://investor.magma-da.com/home.cfm. To listen live via telephone call either of the numbers below:

U.S. & Canada:	(800) 374-0247, conference ID #4775529
Elsewhere:	(706) 634-2358, conference ID #4775529

Following completion of the call, a webcast replay of the call will be available at http://investor.magma-da.com/home.cfm through February 5, 2004. Those without Internet access may listen to a telephone replay of the call by telephone through February 5, 2004 by calling:

U.S. & Canada:	(800) 642-1687, conference ID #4775529
Elsewhere:	(706) 645-9291, conference ID #4775529

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which include statements in the “Business Outlook” section and quotations from Magma management, are subject to risks and uncertainties that could cause actual results to differ materially from Magma’s current expectations. Factors that could cause or contribute to such differences include, but are not limited to: potential difficulties integrating recently acquired businesses; increasing competition in the EDA market; the continuing impact of the economic recession; the effects terrorist activities or events in the Middle East may have on Magma, its customers and industry; any delay of customer orders or failure of customers to renew licenses; weaker-than-anticipated sales of the company’s products and services; weakness in the semiconductor or electronic systems industries; the ability to successfully manage the company’s expanding operations; the ability to attract and retain the key management and technical personnel needed to operate Magma successfully; the ability to continue to deliver competitive products to customers to help them get their products to market; and changes in accounting rules. Further discussion of these and other potential risk factors may be found in Magma’s Form 10-K for the fiscal year ended March 31, 2003, its quarterly reports on Form 10-Q, and in reports subsequently filed with the Securities and Exchange Commission (“SEC”). Magma undertakes no obligation to update these forward-looking statements.

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Magma Reports Record Revenue for Third Quarter	Page 4

About Magma

Magma provides leading software for designing highly complex integrated circuits while maximizing Quality of Results with respect to area, timing and power, and at the same time reducing overall design cycles and costs. Magma provides a complete RTL-to-GDSII design flow that includes prototyping, synthesis, place & route, and signal and power integrity chip design capabilities in a single executable, offering “The Fastest Path from RTL to Silicon”™. Magma’s software also includes products for advanced physical synthesis and architecture development tools for programmable logic devices (PLDs); capacitance extraction; and characterization and modeling. The company’s stock trades on Nasdaq under the ticker symbol LAVA. Visit Magma Design Automation on the Web at www.magma-da.com.

Magma is a registered trademark and Blast Create and “The Fastest Path from RTL to Silicon” are trademarks of Magma Design Automation Inc. All other product and company names are trademarks and registered trademarks of their respective companies.

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Magma Reports Record Revenue for Third Quarter	Page 5

MAGMA DESIGN AUTOMATION, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31, 2003	March 31, 2003
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$68,563	$64,756
Short-term investments	—	3,059
Accounts receivable, net	25,399	19,223
Prepaid expenses and other current assets	8,091	3,627

Total current assets	102,053	90,665
Property and equipment, net	13,853	5,808
Intangibles, net	29,471	—
Goodwill	32,663	—
Long-term investments and restricted cash	112,694	27,882
Other assets	5,666	3,123

Total assets	$296,400	$127,478

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,312	$1,384
Accrued expenses	15,387	7,711
Deferred revenue, current	18,113	12,539

Total current liabilities	35,812	21,634

Convertible subordinated notes	150,000	—
Deferred tax	4,640	—
Other long-term liabilities	461	72

Total non-current liabilities	155,101	72

Total liabilities	190,913	21,706

Stockholders’ equity:
Common stock	3	3
Additional paid-in capital	218,885	228,400
Deferred stock-based compensation	(1,031)	(1,638)
Notes receivable from stockholders	—	(2,037)
Accumulated deficit	(111,289)	(118,538)
Treasury stock at cost	—	(408)
Accumulated other comprehensive loss	(1,081)	(10)

Total stockholders’ equity	105,487	105,772

Total liabilities and stockholders’ equity	$296,400	$127,478

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Magma Reports Record Revenue for Third Quarter	Page 6

MAGMA DESIGN AUTOMATION, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

IMPACT OF PRO FORMA ADJUSTMENTS ON REPORTED NET INCOME (LOSS)

(in thousands, except per share data)

(Unaudited)

	For the Three Months Ended December 31, 2003				For the Three Months Ended December 31, 2002
	As Reported	Adjust- ments		As Adjusted	As Reported	Adjust- ments		As Adjusted
Revenue:
Licenses	$27,472	$—		$27,472	$17,243	$—		$17,243
Services	3,580	—		3,580	1,426	—		1,426

Total revenue	31,052	—		31,052	18,669	—		18,669
Cost of revenue	4,741	(1,029	) A,E F	3,712	2,754	(97	) A,F	2,657

Gross profit	26,311	1,029		27,340	15,915	97		16,012

Operating expenses:
Research and development	7,510	(157	) B	7,353	4,299	—		4,299
Sales and marketing	10,038	—		10,038	6,113	—		6,113
General and administrative	2,961	—		2,961	3,938	—		3,938
Restructuring costs	—	—		—	727	(727	) C	—
In-process research and development	200	(200	) D	—	—	—		—
Amortization of intangible assets	584	(584	) E	—	—	—		—
Amortization of stock-based compensation	923	(923	) F	—	1,467	(1,467	) F	—

Total operating expenses	22,216	(1,864)		20,352	16,544	(2,194)		14,350

Operating income (loss)	4,095	2,893		6,988	(629)	2,291		1,662

Interest income (expense):
Interest income	691	—		691	419	—		419
Interest expense	(404)	—		(404)	(42)	—		(42)
Other income (expense)	379	278	G	657	—	—		—

Interest income (expense), net	666	278		944	377	—		377

Net income (loss) before income taxes	4,761	3,171		7,932	(252)	2,291		2,039
Income taxes	(1,000)	—		(1,000)	(80)	—		(80)

Net income (loss)	$3,761	$3,171		$6,932	$(332)	$2,291		$1,959

Net income (loss) per common share – basic	$0.12			$0.22	$(0.01)			$0.06

Net income (loss) per common share – diluted*	$0.09			$0.16	$(0.01)			$0.06

Pro forma shares outstanding:
Basic	32,184			32,184	30,587			30,587

Diluted*	42,035			42,035	30,587			31,623

A	Amortization of developed technology
B	Consolidation of equity investments
C	Restructuring charges
D	In-process research and development
E	Amortization of intangibles
F	Amortization of deferred stock-based compensation
G	Impairment (write-down) of equity investment
*	Gives effect to the potential issuance of common stock upon conversion of convertible subordinated notes and to the effect of all dilutive potential common shares outstanding during the period, including stock options and warrants, using the treasury stock method.

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Magma Reports Record Revenue for Third Quarter	Page 7

MAGMA DESIGN AUTOMATION, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

IMPACT OF PRO FORMA ADJUSTMENTS ON REPORTED NET INCOME (LOSS)

(in thousands, except per share data)

(Unaudited)

	For the Nine Months Ended December 31, 2003				For the Nine Months Ended December 31, 2002
	As Reported	Adjust- ments		As Adjusted	As Reported	Adjust- ments		As Adjusted
Revenue:
Licenses	$70,826	$—		$70,826	$45,310	$—		$45,310
Services	8,856	—		8,856	9,253	—		9,253

Total revenue	79,682	—		79,682	54,563	—		54,563

Cost of revenue	11,879	(1,917	) A,E,F	9,962	8,968	(139	) A,F	8,829

Gross profit	67,803	1,917		69,720	45,595	139		45,734

Operating expenses:
Research and development	18,537	(358	) B	18,179	14,077	—		14,077
Sales and marketing	25,441	—		25,441	19,027	—		19,027
General and administrative	7,798	—		7,798	8,269	—		8,269
Restructuring costs	—	—	C	—	727	(727	) C	—
In-process research and development	200	(200	) D	—	—	—		—
Amortization of intangible assets	584	(584	) E	—	—	—		—
Amortization of stock-based compensation	6,656	(6,656	) F	—	4,060	(4,060	) F	—

Total operating expenses	59,216	(7,798)		51,418	46,160	(4,787)		41,373

Operating income (loss)	8,587	9,715		18,302	(565)	4,926		4,361

Interest income (expense):
Interest income	1,934	—		1,934	1,447	—		1,447
Interest expense	(727)	—		(727)	(45)	—		(45)
Other income (expense)	45	1,100	G	1,145	—	—		—

Interest income (expense), net	1,252	1,100		2,352	1,402	—		1,402

Net income before income taxes	9,839	10,815		20,654	837	4,926		5,763
Income taxes	(2,590)	—		(2,590)	(411)	—		(411)

Net income	$7,249	$10,815		$18,064	$426	$4,926		$5,352

Net income per common share – basic	$0.23			$0.57	$0.01			$0.18

Net income per common share – diluted*	$0.18			$0.44	$0.01			$0.17

Pro forma shares outstanding:
Basic	31,438			31,438	30,427			30,427

Diluted*	41,075			41,075	32,134			32,134

A	Amortization of developed technology
B	Consolidation of equity investments
C	Restructuring charges
D	In-process research and development
E	Amortization of intangibles
F	Amortization of deferred stock-based compensation
G	Impairment (write-down) of equity investment
*	Gives effect to the potential issuance of common stock upon conversion of convertible subordinated notes and to the effect of all dilutive potential common shares outstanding during the period, including stock options and warrants, using the treasury stock method.

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Magma Reports Record Revenue for Third Quarter	Page 8

MAGMA DESIGN AUTOMATION, INC.

AS OF DECEMBER 31, 2003

IMPACT OF PRO FORMA ADJUSTMENTS ON FORWARD-LOOKING DILUTED NET INCOME PER SHARE

(Unaudited)

Quarter Ending March 31, 2004
GAAP diluted net income per share	$0.09 to $0.13
Amortization of intangibles	$0.01
Amortization of capitalized developed technology	$0.02
Amortization of deferred stock compensation	$0.02
Impairment (write-down) of equity investment.	$0.01
Pro forma diluted net income per share	$0.15 to $0.19

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